UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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CAPITAL PROPERTIES INC
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Capital Properties, Inc.

5 Steeple Street, Unit 303

Providence, RI 02903

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 24, 2018

The 2018 annual meeting of shareholders of Capital Properties, Inc. (the “Company”) will be held at the offices of Hinckley, Allen & Snyder LLP, 100 Westminster Street, Suite 1500 in Providence, Rhode Island, on Tuesday, April 24, 2018 at 10:00 o’clock A.M., local time, for the following purposes:

(1)	To elect three (3) members to the Board of Directors to serve for a term of one (1) year and until their successors are elected and qualified.

(2)	To transact such other business, if any, as may properly come before the meeting or any adjournment or adjournments thereof.

Holders of record of the Class A Common Stock on the books of the Company as of the close of business on March 1, 2018 will be entitled to vote.

By Order of the Board of Directors

STEPHEN J. CARLOTTI
Secretary

Providence, Rhode Island

March 19, 2018

Kindly fill in, date and sign the enclosed proxy card and promptly return the same in the enclosed addressed envelope, which requires no postage if mailed in the United States.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2018.

The Company’s Proxy Statement, sample proxy cards and Annual Report on Form 10-K are available at: http://materials.proxyvote.com/140430

Capital Properties, Inc.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

April 24, 2018

SOLICITATION AND REVOCATION OF PROXIES

The accompanying proxy is solicited by the Board of Directors of Capital Properties, Inc. (the “Company”), in connection with the annual meeting of shareholders to be held April 24, 2018. The Company will bear the cost of such solicitation. It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company at nominal cost. The Company may reimburse brokerage houses and other custodians, nominees and fiduciaries holding stock for others in their names, or in those of their nominees, for their reasonable out-of-pocket expenses in sending proxy materials to their principals or beneficial owners and obtaining their proxies. Any shareholder giving a proxy has the power to revoke it at any time prior to its exercise, by (i) filing a written revocation of the proxy with the Secretary of the Company, (ii) submitting a signed proxy card bearing a later date or (iii) attending and voting in person at the meeting provided the shareholder is the holder of record of the underlying shares and a written revocation of the shareholder’s grant of proxy has been filed with the Secretary of the Company. Notice of revocation may be delivered in writing to the Secretary at Capital Properties, Inc., 5 Steeple Street, Unit 303, Providence, Rhode Island 02903, Attn: Secretary. Every properly signed proxy will be voted in accordance with the specifications made thereon.

This Proxy Statement and the accompanying proxy are expected to be first sent to shareholders on or about March 19, 2018.

VOTING AT MEETING

Only shareholders of record at the close of business on March 1, 2018, will be entitled to vote at the meeting. Under the Company’s Restated Articles of Incorporation, the holders of the Company’s Class A Common Stock are entitled to one vote for each share held. On the record date, there were 6,599,912 shares of Class A Common Stock outstanding. There were no other outstanding securities of the Company entitled to vote.

Shares represented by proxies which are marked “withhold authority” with respect to the election of any particular nominee for director, or to deny discretionary authority on any other matters will be counted as shares present and entitled to vote, and accordingly any such marking of a proxy will have the same effect as a vote against the proposal to which it relates. Brokers who hold shares in street name lack authority to vote such shares for the election of directors, absent specific instructions from their customers. Shares subject to such “broker non-votes” are considered present for purposes of establishing a quorum but not entitled to vote on the matters to which they relate and therefore will not have any impact on the outcome of such proposal. Accordingly, shareholders are encouraged to provide instructions to their brokers regarding the voting of their shares.

PROPOSAL NO.1

ELECTION OF DIRECTORS

At the annual meeting, three directors are to be elected to hold office until the next annual meeting and until their respective successors are elected and qualified. The proxies named in the accompanying proxy who have been designated by the Board, intend to vote, unless otherwise instructed, for the election to the Board of the persons named below who are now directors of the Company. Mr. Harris N. Rosen, who had been a director of the Company since 2001, did not stand for re-election for personal reasons. Mr. Todd D. Turcotte, who had been a Vice President of the Company and President of Capital Terminal Company (CTC) since 2008, resigned March 31, 2017 in connection with the sale of the Company’s petroleum storage facility. The Board has determined that the number of directors shall be three. Certain information concerning such nominees is set forth below:

Director			Principal Occupation During
Name	Age	Since	Past Five Years

Alfred J. Corso	81	2005	Consultant, 2001 to present

Robert H. Eder	85	1995	Chairman of the Company, 1995 to present; President of the Company 2008 to April, 2017; Chairman, Providence and Worcester Railroad Company, 1988 to November, 2016

Steven G. Triedman	59	2015	President and Owner of Lawrence & Brooks, Incorporated and Corky’s Reflective Wear

The Board has reviewed the relationship that each director, including each director who served during 2017, and nominee for director, which includes each of the nominees standing for election at the 2018 annual meeting, and has determined that all such directors and nominees for director, other than Robert H. Eder, are independent as defined under the NASDAQ listing standards.

The Board does not have a policy with respect to diversity and does not specifically consider issues of diversity, such as gender, race, origin, or sex when determining whether to nominate a person to be a director of the Company. When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Board focuses primarily on each director’s and nominee’s individual background and experience as it relates to the Company’s business. Historically, when vacancies have occurred, each director has been requested to suggest potential nominees and each potential nominee is vetted with the entire Board.

In particular, with regard to Mr. Corso, the Board considered his training, work experience as a partner of Ernst & Young and his service as a controller of a publicly-held corporation which activities qualify him as a financial expert. With regard to Mr. Eder, the Board considered that he is the Company’s founder, he has been actively involved with the Company or its predecessors since 1966 and is the majority shareholder. With regard to Mr. Triedman, the Board considered his experience as a business owner and contacts within the community in which the Company operates.

Recommendation of the Board of Directors	The Board of Directors recommends that shareholders vote FOR approval of the three (3) director nominees set forth above.

Communications with the Board of Directors

The Board has established a process for shareholders to communicate with members of the Board. If you have any concern, question or complaint regarding our compliance with any policy or law, or would otherwise like to contact the Board, you may reach our directors by writing directly to those individuals c/o Capital Properties, Inc., 5 Steeple Street, Providence, Rhode Island 02903.

Any inquiries received will not be screened by the Company and will be forwarded directly to the director to which such inquiry is addressed, unless it is believed that a particular inquiry may pose a security risk. The Board sits as a committee of the whole to address any inquiries made by shareholders.

Board Leadership Structure

Robert H. Eder serves as the Chairman of the Board of the Company and is the Company’s chief executive officer. The Board believes that the Company’s chief executive officer is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the Company and industry, while the chief executive officer brings Company-specific experience and expertise. The Board believes that the combined role of Chairman and chief executive officer promotes strategy development and execution and facilitates information flow between management and the Board, which are essential to effective governance.

One of the key responsibilities of the Board is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. The Board believes the combined role of Chairman and chief executive officer is in the best interest of shareholders because it provides the appropriate balance between strategy, development and independent oversight of management.

Committees of the Board of Directors

The Board has an Audit Committee and a Compensation Committee, both of which are currently comprised of Messrs. Corso and Triedman, each of whom is independent as defined under applicable rules of the Securities and Exchange Commission (“SEC”) and NASDAQ listing requirements.1 Each of the Audit and Compensation Committees has a written charter approved by the Board. Mr. Corso chairs the Audit Committee and Mr. Triedman chairs the Compensation Committee.

1 On December 11, 2008, the Company delisted from the AMEX and listed its shares of Class A Common Stock for trading on the OTCQX. For purposes of determining the independence of directors and members of the Audit Committee, however, the Board determined to use the applicable independence standards as defined under the NASDAQ listing requirements

The Audit Committee is responsible for overseeing the establishment and maintenance of an effective financial control environment for the Company, for establishing procedures for evaluating the system of internal accounting control and for evaluating audit performance.

The Board has determined that the members of the Audit Committee satisfy the financial literacy requirements of the NASDAQ listing standards and are independent as defined under the NASDAQ listing requirements and applicable rules of the SEC. Additionally, the Board has determined that Mr. Corso qualifies as an “audit committee financial expert” as defined by the SEC rules.

The Compensation Committee assists the Board in discharging the Board’s responsibilities relating to director and executive compensation. The Compensation Committee’s responsibilities include establishing and reviewing the Company’s executive and director compensation philosophy, strategies, plans and policies, and evaluating the performance and determining the compensation of the Chairman and Chief Executive Officer (“CEO”) of the Company and advising and assisting the CEO in formulating and implementing programs to facilitate the selection and development of other key managers. The Compensation Committee also reviews and approves the compensation of other executive officers of the Company.

The Company does not maintain a nominating committee or a committee performing a similar function due to the fact that Mr. Eder owns a controlling interest in the Company. The Board sits as a committee of the whole to consider any recommendations made by shareholders and/or other directors of persons to be directors of the Company. In determining whether to nominate any such person for election by the shareholders, the Board considers the experience of such person as it relates to the business of the Company, together with such person’s age, reputation and ability to carry out the requirements to serve as a director of the Company. The Board does not have a policy with respect to diversity and does not specifically consider issues of diversity, such as gender, race, origin or sex when determining whether to nominate a person to be a director of the Company.

During the fiscal year ended December 31, 2017, the Board held five meetings, the Audit Committee held five meetings and the Compensation Committee held two meetings. All directors attended every meeting of the Board and meetings of Committees on which such director serves. The Board has adopted a policy that requires members of the Board to make every effort to attend each annual shareholders meeting. All then current members of the Board attended the 2017 annual shareholders meeting.

Risk Management

The Board has an active role, as a whole and also at the Audit Committee level, in overseeing management of the Company’s risks. The Board regularly meets with management and reviews information regarding the Company’s overall risks. The Audit Committee oversees management of financial and operational risks and oversees management of risks associated with regulatory, environmental, health and safety. The Board does not believe there is any high degree of risk associated with its compensation practices as the Company does not provide for any incentive-based compensation other than infrequent cash bonuses which have only been paid in connection with extraordinary events. Furthermore, salary increases for employees of the Company are based primarily on increases in the cost of living.

Compensation of Directors

The Board, upon recommendation of the Compensation Committee, is responsible for determining compensation of the directors. Directors, other than directors who are employed by the Company, received a fee for attendance at each meeting of the Board, together with related transportation and living expenses. During the 2017 fiscal year, outside directors received an annual retainer fee of $15,000 payable in quarterly installments and fees per meeting as follows: Board, $1,000; Audit Committee, $750 and Compensation Committee, $500. The maximum fees payable for attendance at Board and committee meetings occurring on the same day is $1,500.

The following Director Compensation table provides information regarding the compensation paid or accrued by each director during the 2017 fiscal year.

Name	Total	Fees Earned or Paid in Cash	Option Awards	All Other Compensation

Alfred J. Corso	$23,750	$23,750	N/A	N/A
Robert H. Eder	--	--	N/A	N/A
Harris N. Rosen*	$8,000	$ 8,000	N/A	N/A
Steven G. Triedman	$23,750	$23,750	N/A	N/A
Todd D. Turcotte**	--	--	N/A	N/A

*	Mr. Rosen did not stand for re-election for personal reasons and his term ended on April 25, 2017.
**	Mr. Turcotte resigned as a director and officer of the Company on March 14, 2017, effective March 31, 2017.

Corporate Governance

The Board is committed to ethical business practices and believes that strong corporate governance is important to ensure that the Company is managed for the long-term benefit of its shareholders. The Company regularly monitors developments in the area of corporate governance and has implemented a number of best practices, including the following:

Code of Ethics. The Company has adopted a Code of Ethics applicable to all directors, officers and employees, which meets the requirements of a “code of ethics” as defined in Item 406 of Regulation S-K.

Procedures for the Receipt, Retention and Handling of Complaints. The Company maintains procedures for the confidential, anonymous submission by employees of any complaints or concerns about the Company, including complaints regarding accounting, internal accounting controls or auditing matters.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT

The table set forth below reflects the only persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who, to the best of the Company’s knowledge were, on March 1, 2018, the beneficial owners of more than five percent of the Company’s outstanding Class A Common Stock, $.01 par value.

Name and Address	Number of shares held[1]	Percent of Class

Robert H. Eder Trust and Linda Eder Trust 130 Sunrise Avenue, Apt. 507 Palm Beach, Florida 33480	3,453,420[2]	52.3%

TowerView LLC 500 Park Avenue New York, New York 10022	499,900	7.5%

Lance S. Gad 1250 Fence Row Drive Fairfield, Connecticut 06430	382,096	5.8%

A.M. Propp 366 Eagle Drive Jupiter, FL 33477	331,987	5.0%

1All information is based upon ownership of record as reflected on the stock transfer books of the Company or as reported on Schedule 13G or Schedule 13D filed under Rule 13d-1 under the Securities Act of 1934.

2Robert H. Eder and Linda Eder are husband and wife, and each is a co-trustee of the Robert H. Eder Trust and Linda Eder Trust.

The following table reflects as of March 1, 2018, the beneficial ownership of shares of Class A Common Stock of the Company by directors and officers of the Company, all shares being owned directly except as otherwise noted:

Name of Individual or Identification of Group	Number of shares held	Percent of Class

Alfred J. Corso	2,043	*
P. Scott Conti	1,300	*
Barbara J. Dreyer	13,200	*
Robert H. Eder	3,453,420(a)	52.3%
Steven G. Triedman	100	*

All directors and officers as a group	3,470,063	52.6%

*Less than 1%

(a) Includes 1,726,710 shares held by the Robert H. Eder Trust and 1,726,710 shares held by the Linda Eder Trust.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors and persons who beneficially own more than ten percent of the Company’s common stock to file initial reports of ownership and reports of changes in ownership with the SEC and any national securities exchange on which the Company’s securities are registered. Based solely on a review of the copies of forms furnished to the Company and written representations from the executive officers and directors of the Company, the Company believes that, during 2017, its executive officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) requirements.

TRANSACTIONS WITH MANAGEMENT

Potential conflicts of interest and related party transactions are referred by the Board to the Audit Committee for review and approval. In reviewing and evaluating potential conflicts of interest and related party transactions, the Audit Committee uses applicable SEC rules as a guide.

EXECUTIVE COMPENSATION

During 2010, the Compensation Committee engaged Effective Pay Practices of Gloucester, Massachusetts to update its prior study on executive compensation. After receipt of the study and review of its recommendations, the Compensation Committee approved executive compensation for each of the Chairman, President and Chief Executive Officer (the “Chairman”) and the Treasurer effective January 1, 2011 as follows:

Chairman	$263,000
Treasurer	181,000

The Committee also approved a further increase effective January 1, 2012 in the Treasurer’s compensation to $192,500    In October 2015, the Committee approved a cost-of-living adjustment effective January 1, 2016 for the compensation of the Chairman and Treasurer based on the previous year increase in the Consumer Price Index – CPI-U (1986=100). The Compensation Committee established the compensation for the President prior to his joining the Company.

The following table summarizes the compensation paid or accrued by the Company during the twelve-month period ended December 31, 2017, to the Chairman and Treasurer, and one other most highly compensated executive officer other than the Chairman and Treasurer who earned more than $100,000 in total compensation in 2017 and were employed by the Company on December 31, 2017.

Annual Compensation

Name and Principal Position	Year	Salary	Severance/ Bonus	All other Compensation[3]	Total Compensation

Robert H. Eder, Chairman Capital Properties, Inc.	2017 2016	$285,817 285,817	-- --	$20,250 --	$306,067 285,817

Barbara J. Dreyer, Treasurer Capital Properties, Inc.	2017 2016	201,956 201,956	$250,000 --	18,897 15,147	470,083 217,103

P. Scott Conti, President, Capital Properties, Inc.	2017	145,096	--	10,822	155,978

3Amounts paid directly to the retirement accounts of employees under the Company’s SEP.

Contributions by the Company under the Company’s SEP are fully vested when made. Each employee directs the investment of amounts in his or her SEP account. The Company does not have any employment agreements and has no severance or change of control arrangements with any of its executive officers.

AUDIT COMMITTEE REPORT

Management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accountants are responsible for performing an audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has sole authority to select, evaluate and when appropriate, to replace the Company’s independent registered public accountants. Additionally, and as appropriate, the Audit Committee reviews and evaluates, and discusses and consults with the Company’s management and independent registered public accountants regarding the scope of the audit plan, the results of the audit, the Company’s financial statement disclosure documents, the adequacy and effectiveness of the Company’s accounting and financial controls and changes in accounting principles.

For the fiscal year ended December 31, 2015 and until October 14, 2016, LGC&D LLP (“LGC&D”) served as the Company’s independent registered public accountants. On October 14, 2016 LGC&D resigned the engagement due to the fact that certain of its partners had joined another firm. LGC&D’s audit reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2014 and 2015 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or the Company’s accounting principles. During the Company’s last two most recent fiscal years ended December 31, 2014 and 2015 and for the subsequent interim period through October 14, 2016 (the date of resignation), there were no disagreements with LGC&D on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction to LGC&D would have caused it to make reference to the subject matter of the disagreements in connection with its reports and there were no reportable events described in Item 304(a)(1)(v) of Regulation S-K.

On October 18, 2016, the Audit Committee accepted the resignation of LGC&D and approved the appointment of Stowe & Degon, LLC (“Stowe & Degon”) as the Company’s independent registered public accountants for the remainder of fiscal year 2016 and to audit its financial statements for the fiscal year ending December 31, 2016 and 2017. During the Company’s last two fiscal years ended December 31, 2017 and 2016 and for the subsequent interim period prior to Stowe & Degon’s engagement, the Company did not consult Stowe & Degon or any other firm with respect to any matters or events referred to in Item 304(a)(2)(i) and (ii) of Regulation S-K. The Company provided LGC&D and Stowe & Degon with a copy of the foregoing disclosure.

The Audit Committee reviewed and discussed the audited consolidated financial statements with management and the Company’s independent registered public accountants, Stowe & Degon. The Audit Committee also discussed with such firm the matters required by the PCAOB Auditing Standard No. 16. The Audit Committee received from Stowe & Degon written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No.1, wherein Stowe & Degon confirmed its independence within the meaning of the SEC and Independence Standards Board Rules and disclosed the fees charged for professional services in the fiscal year ended December 31, 2017. The Audit Committee discussed this information with Stowe & Degon and also considered the compatibility of non-audit services provided by such firm with its independence. Based on the review of the audited consolidated financial statements and these various discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K, to be filed with the SEC.

Audit Committee: Alfred J. Corso (Chair) and Steven G. Triedman.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has sole authority to engage, manage and discharge the Company’s independent registered public accountants. The Committee engaged LGC&D as independent registered public accountants of the accounts of the Company for the year 2015 and for that part of fiscal year 2016 occurring on and prior to October 14, 2016 and Stowe & Degon for the balance fiscal year 2016 and for 2017. The Company has been advised by Stowe & Degon that it has no direct financial interest or any material indirect financial interest in the Company, nor has that firm had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

It is expected that a representative of Stowe & Degon will be present at the annual meeting and will be provided the opportunity to make a statement if he or she so desires and that such representative will be available to respond to appropriate questions.

Audit and Non-Audit Fees:

The aggregate fees for professional services rendered for the Company by LGC&D and Stowe & Degon for the fiscal year ended December 31, 2016 and for Stowe & Degon for 2017 are set forth below.

	2016	2017

Audit fees	$75,000	$111,000
Audit-related fees	--	--
Tax fees	15,000	23,000
All other fees	--	--

Total	$90,000	$134,000

Audit Fees for fiscal years ended December 31, 2016 and 2017 were for professional services rendered for the audits of the Company’s annual financial statements and the reviews of interim financial statements included in the Company’s Quarterly Reports on Form 10-Q, consents and other assistance required to complete the year-end audit of the Company’s financial statements.

Audit-Related Fees for the fiscal years ended December 31, 2016 and 2017: there were no audit-related fees.

Tax Fees for the fiscal years ended December 31, 2016 and 2017 were for services related to tax return preparation. All of these fees were paid to Stowe and Degon.

All Other Fees for the fiscal years ended December 31, 2015 and 2016: there were no other fees.

For fiscal 2017, the aggregate fees for professional services rendered by Stowe & Degon were $134,000.

The Audit Committee (or in the case of minor matters, the Chairman) pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services.

The Audit Committee has determined that the provision of such services was compatible with maintaining LGC&D’s independence and is compatible with maintaining Stowe & Degon’s independence.

FINANCIAL STATEMENTS

A copy of the Company’s annual report to the SEC on Form 10-K for the year ended December 31, 2017 is enclosed. Such report is not part of this Proxy Statement.

PROPOSALS FOR 2018 ANNUAL MEETING

The 2019 annual meeting of the shareholders of the Company is scheduled to be held April 30, 2019. If a shareholder intending to present a proposal at that meeting wishes to have a proper proposal included in the Company’s Proxy Statement and form of proxy relating to the meeting, the shareholder must submit the proposal to the Company not later than November 26, 2018. Shareholder proposals that are to be considered at the 2019 annual meeting but not requested to be included in the Company’s Proxy Statement must be submitted no later than January 29, 2019.

OTHER MATTERS

No business other than that set forth in the attached Notice of Meeting is expected to come before the annual meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company. In the event any of the nominees for the office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for other persons in their place in what they consider the best interests of the Company.

ANNUAL MEETING OF SHAREHOLDERS OF

CAPITAL PROPERTIES, INC.

April 24, 2018

GO GREEN

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2018.

The Company’s Proxy Statement, sample proxy card and Annual Report on Form 10-K are available at:

http://materials.proxyvote.com/140430

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

 Please detach along perforated line and mail in the envelope provided.

20300000000000001000 4	042418

THE DIRECTORS RECOMMEND A VOTE “FOR” THE SPECIFIED NOMINEES IN PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:				2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: ¡ Alfred J. Corso ¡ Robert H. Eder ¡ Steven G. Triedman

The proxy represented by this proxy card, when properly executed will be voted as directed herein or, if no direction is made, this proxy will be voted FOR the specified nominees in Proposal 1 and in accordance with the judgement of the Proxies upon other matters that may properly come before the meeting or any adjournment thereof.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: 🌑

					Please check here if you plan to attend the meeting.	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method

			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

⬛	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

⬛

☐	⬛

CAPITAL PROPERTIES, INC.

CLASS A COMMON STOCK PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ROBERT H. EDER and STEPHEN J. CARLOTTI (“the Proxies”), and each of them acting singly, with full power of substitution, as proxies to vote all shares of Class A Common Stock of a shareholder of Capital Properties, Inc. (the “Company”) held of record on March 1, 2018 by the undersigned at the Annual Meeting of Shareholders to be held on April 24, 2018 or any adjournments or postponements thereof as directed on the reverse side of this proxy card with respect to the matters set forth on the reverse side and with discretionary authority on all other matters that may properly come before said meeting, as more fully described in the Proxy Statement received by the undersigned shareholder:

(Continued and to be signed on the reverse side)

⬛	1.1	14475	⬛